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                                                                   EXHIBIT 10.15

                                   APPENDIX H

                        PACIFIC GAS TRANSMISSION COMPANY
                                RETIREMENT PLAN

VOLUNTARY RETIREMENT INCENTIVE PROGRAM

1.   INTRODUCTION

     This Appendix H, an amendment to the COMPANY'S RETIREMENT PLAN, adopted by the COMPANY'S Board of Directors effective as of November 13, 1997, provides for the Voluntary Retirement Incentive Program ("VRI") for ELIGIBLE EMPLOYEES. The purpose of the VRI is to provide an opportunity for enhanced early retirement benefits for employees currently eligible or soon to be eligible for early retirement under the regular terms of the RETIREMENT PLAN.

     The VRI is part of the RETIREMENT PLAN and except as otherwise provided in this Appendix H shall be administered in accordance with and subject to the terms of the RETIREMENT PLAN. Terms in all capital letters are defined in the RETIREMENT PLAN. Terms in boldface type are defined in this Appendix H.

     The decision of an ELIGIBLE EMPLOYEE to elect to participate in the VRI is wholly voluntary, and an election not to participate in the VRI shall in no way affect benefits under the RETIREMENT PLAN to which an ELIGIBLE EMPLOYEE might otherwise be entitled.

2.   ELIGIBILITY TO PARTICIPATE IN THE VRI

2.1 Subject to 2.2, an ELIGIBLE EMPLOYEE shall be any active management employee of the COMPANY who, on December 31, 1997, (i) is age 49 or older (actual age) with 5 YEARS of CREDITED SERVICE, or (ii) is age 55 or older (actual age).

2.2 For purposes of this VRI only, the term active management employee shall not include an employee of the COMPANY (i) who, on November 14, 1997, is presently receiving benefits under Part B of the Group Life Insurance and Long Term Disability Plan; (ii) who is on a leave of absence, with or without pay, which began on or prior to November 14, 1997; (iii) who is a non-management employee of the COMPANY; (iv) who is a former employee on November 14, 1997, whose last HOUR of CREDITED SERVICE was before November 14, 1997; (v) who has received or is scheduled to receive severance benefits under the COMPANY's Workforce Management Program adopted November 10, 1997, or under any other written agreement between the COMPANY and the Employee under which the employee has received or is or will become entitled to receive benefits in connection with the termination of employment of the employee, or (vi) who is a former employee who was terminated for cause.


APPENDIX H - PACIFIC GAS TRANSMISSION COMPANY RETIREMENT PLAN

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3.   ELECTION TO PARTICIPATE

3.1 An ELIGIBLE EMPLOYEE must elect to participate in the VRI by submitting a completed and signed VRI enrollment form that is received by a designated COMPANY representative no later than December 31, 1997.

3.2 An ELIGIBLE EMPLOYEE who fails to submit a timely enrollment form shall be deemed to have elected not to participate in the VRI.

3.3 The election of an ELIGIBLE EMPLOYEE not to participate in the VRI, whether through failure to submit a timely VRI election form or otherwise, shall be conclusive and binding on the employee, and on the employee's spouse, heirs, and assigns.

4.   VRI BENEFIT

4.1 BASIC VRI BENEFIT. An ELIGIBLE EMPLOYEE who elects in a timely manner to participate in the VRI shall be entitled to receive a BASIC VRI BENEFIT under the RETIREMENT PLAN equal to the BASIC PENSION BENEFIT formula calculated under Appendix A of the RETIREMENT PLAN, with the following adjustments:

     4.1-1 Only for purposes of the benefit calculation, 8 Units shall be added to the formula.

     4.1-2 The 8 Units shall be applied first to the employee's age. Up to a maximum calculation age of 62, up to 8 Units shall be added to the ELIGIBLE EMPLOYEE'S age to derive a calculation. If less than 8 years are needed to bring the employee's age to 62, any whole or partial Units remaining shall be added to increase the Eligible Employee's YEARS of CREDITED SERVICE (YCS). For an employee who has at least 30 YCS, age 60 shall be substituted for age 62 in the foregoing sentences of this Section 4.1-2. For an employee who has less than 15 YCS, age 65 shall be substituted for age 62 in the first two sentence of this Section 4.1-2.

     4.1-3 The EARLY RETIREMENT ADJUSTMENT FACTORS of RETIREMENT PLAN Appendix D shall apply to any BASIC VRI BENEFIT payable under this Appendix H, considering the employee's age for pension reduction purposes to be the age calculated under 4.1-2 above.

4.2 A BASIC VRI BENEFIT shall be payable commencing as of January 1, 1998, or the first day of the month after an earlier VRI RETIREMENT DATE selected by the ELIGIBLE EMPLOYEE. Benefit payments shall commence as soon as practicable after the applicable VRI RETIREMENT DATE, subject to applicable notice, spousal consent and election periods under the regular provisions of the RETIREMENT PLAN. ELIGIBLE EMPLOYEES who elect to participate in the VRI shall not be subject to the age 55 requirement contained in Section 4.01-2(b) of the RETIREMENT PLAN.

APPENDIX H - PACIFIC GAS TRANSMISSION COMPANY RETIREMENT PLAN

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4.3  Section 4.08 and related provisions of the RETIREMENT PLAN shall control the conditions under which other forms of pension may be substituted for the BASIC VRI BENEFIT. Thus, although a PARTICIPANT is entitled to receive a BASIC VRI BENEFIT, if the PARTICIPANT is married, Section 4.08-2(f) of the RETIREMENT PLAN requires that the BASIC VRI BENEFIT be converted to a contingent annuity in the form stated in 4.08-3(c) with the spouse as contingent annuitant, unless the PARTICIPANT'S spouse consents to an alternative form of pension.

4.4 The BASIC VRI BENEFIT payable under this Appendix H shall be in lieu of any benefit which might otherwise be payable under the RETIREMENT PLAN, subject to all generally applicable benefit limitations.

4.5 The first available BENEFIT MONTH under the VRI shall be January 1998. At any time during the period from November 14, 1997, up to and including February 13, 1998, participant may submit a completed benefit application and select a form of benefit payments beginning with January 1998. This extended period for application for benefits does not extend the December 31, 1997, deadline for electing to participate in the VRI. If a participant in the VRI who is younger than age 65 submits an application for benefits after February 13, 1998, the amount and form of benefit shall be calculated for the first benefit month starting at least 30 days after the date the application is received. Except as provided in the first two sentences of this Section 4.5, no retroactive benefit payments shall be made.

4.6 If an ELIGIBLE EMPLOYEE elects to participate by submitting the enrollment form under 3.1 and dies while married before the applicable BENEFIT STARTING DATE, 5.01 shall be applied by taking into account the VRI benefit enhancements.

5.   VRI RETIREMENT DATES

5.1 At such time as an employee elects to participate in the VRI, the employee shall select a VRI RETIREMENT DATE. The VRI RETIREMENT DATE selected shall also be the date as of which an ELIGIBLE EMPLOYEE ceases to be an employee of the COMPANY.

5.2 For purposes of this Appendix H, a VRI RETIREMENT DATE shall mean one of the following:

     5.2-1  December 31, 1997; or

     5.2-2 Any date during the period commencing with November 14, 1997, and ending with and including December 31, 1997; or

     5.2-3 Any date during the period commencing with January 1, 1998, and ending with and including December 31, 1998. This clause 5.2-3 shall only apply

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          in the event that the COMPANY has a demonstrated business
          need which requires the retention of the ELIGIBLE EMPLOYEE for a limited period of time no longer than 12 months with respect to work under way or scheduled by December 15, 1997 to take place before the end of the 12 month period. The selection of any such VRI RETIREMENT DATE subsequent to December 31, 1997, can be made only with written approval provided on or before December 15, 1997 by the chief executive officer of PG&E Corporation or by an executive officer of the COMPANY designated by the chief executive officer of PG&E Corporation for this purpose.

6.   REVOCATION OF ELECTION

     An ELIGIBLE EMPLOYEE who has elected to participate in the VRI may revoke the election, provided, however, that any such revocation shall only be effective if received by the COMPANY on or before the seventh calendar day after the ELIGIBLE EMPLOYEE'S submission of the completed and signed VRI Enrollment Form under Section 3 of this Appendix H.

7.   DEFINITIONS

7.1  BASIC VRI BENEFIT: The benefit calculated under Section 4 of this Appendix
     H.

7.2 ELIGIBLE EMPLOYEE: An employee of the COMPANY who has met the eligibility criteria as set forth in Section 2.

7.3 VRI: The COMPANY'S Voluntary Retirement Incentive program as set forth in this Appendix H.

7.4  VRI RETIREMENT DATE: The date selected by an ELIGIBLE EMPLOYEE under
     Section 5 of this Appendix H.

APPENDIX H - PACIFIC GAS TRANSMISSION COMPANY RETIREMENT PLAN

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